As filed with the Securities and Exchange Commission on
                                March 27, 2003


                                              Securities Act File No. 333-101056
                                       Investment Company Act File No. 811-21252

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2
                        (Check appropriate box or boxes)


[_] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X] Pre-effective Amendment No. 3

[_] Post-effective Amendment No.

                                     AND/OR

[_] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X] Pre-effective Amendment No. 3


                   BACAP Alternative Multi-Strategy Fund, LLC
               (Exact Name of Registrant as Specified in Charter)

                             101 South Tryon Street
                               Charlotte, NC 28255
                    (Address of Principal Executive Offices)

                                 (646) 313-8890
                         (Registrant's Telephone Number)

                               c/o Robert Carroll
                            Associate General Counsel
                           Bank of America Corporation
                             101 South Tryon Street
                               Charlotte, NC 28255
                     (Name and Address of Agent for Service)

                          Copies of Communications to:
                              Patricia A. Poglinco
                               Seward & Kissel LLP
                             One Battery Park Plaza
                            New York, New York 10004

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box: [X] -

It is proposed that this filing will become effective (check appropriate box):

      [_] when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                          PROPOSED MAXIMUM
  TITLE OF INTERESTS          AGGREGATE             AMOUNT OF
    BEING OFFERED          OFFERING PRICE        REGISTRATION FEE
  ------------------      -----------------      ----------------

Limited Liability
Company Interests           $125,000,000                $0


     The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

     The Registrant's Prospectus is incorporated herein by reference to Part A of Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-2 filed with the Securities and Exchange Commission on March 27, 2003.

                   BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC


--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------


                               101 S. Tryon Street
                               Charlotte, NC 28255
                                 (646) 313-8890
                                [________], 2003


      This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of BACAP Alternative Multi-Strategy Fund, LLC (the "Fund") dated [_____], 2003. A copy of the prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.

      This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                TABLE OF CONTENTS
                                                                        Page

INVESTMENT POLICIES AND PRACTICES..................................
  Fundamental Policies.............................................
  Certain Investment Strategies and Other Operating Policies.......

REPURCHASES AND TRANSFERS OF INTERESTS.............................
  Repurchase Offers................................................
  Mandatory Repurchases............................................
  Transfers of Interests...........................................

MANAGEMENT OF THE FUND ............................................
  Board of Managers and Officers...................................
  Committees of the Board..........................................
  Manager Ownership of Securities..................................
  Independent Manager Ownership of Securities......................
  Manager Compensation.............................................

INVESTMENT ADVISORY SERVICES.......................................

CODE OF ETHICS.....................................................

TAX ASPECTS........................................................
  Tax Treatment of Fund Investments................................
  Unrelated Business Taxable Income................................
  Certain Issues Pertaining to Specific Exempt Organizations.......

ERISA CONSIDERATIONS...............................................

BROKERAGE..........................................................

VALUATION OF ASSETS................................................

INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL..........................

CUSTODIAN..........................................................

CONTROL PERSONS....................................................

SUMMARY OF LLC AGREEMENT...........................................
   Liability of Investors..........................................
   Duty of Care....................................................
   Power of Attorney...............................................
   Term, Dissolution and Liquidation...............................
   Voting..........................................................
   Reports to Investors............................................
   Fiscal Year.....................................................

FUND ADVERTISING AND SALES MATERIAL................................

FINANCIAL STATEMENTS...............................................

--------------------------------------------------------------------------------
                        INVESTMENT POLICIES AND PRACTICES
--------------------------------------------------------------------------------

      The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the prospectus. Certain additional information regarding the Fund's investment program is set forth below.

Fundamental Policies
--------------------

      The Fund's fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding limited liability company interests of the Fund ("Interests"), are listed below. Within the limits of these fundamental policies, the Fund's management has reserved freedom of action. As defined by the Investment Company Act of 1940, as amended (the "1940 Act"), the vote of a "majority of the outstanding Interests of the Fund" means the vote, at an annual or special meeting of investors in the Fund ("Investors") duly called, (a) of 67% or more of the Interests present at such meeting, if the holders of more than 50% of the outstanding Interests of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding Interests of the Fund, whichever is less. The Fund may not:

      o Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund's total assets, or if the class of senior security is stock, to no more than 50% of the value of the Fund's total assets) or as otherwise permitted by the U.S. Securities and Exchange Commission ("SEC").
      o Borrow money, except to the extent permitted by Section 18 of the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets) or as otherwise permitted by the SEC.
      o Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended ("1933 Act") in connection with the disposition of its portfolio securities.
      o Make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies.
      o Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate or securities issued by companies that invest or deal in real estate investment trusts.
      o Invest in commodities or commodity contracts, except that the Fund may purchase and sell non-U.S. currency, options, futures and forward contracts, including those related to indexes, options and options on indexes.
      o Invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of issuers engaged in any single industry.

      With respect to these investment restrictions and other policies described in this SAI or the prospectus (except the Fund's policies on borrowings and senior securities set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, does not constitute a violation of such restriction or policy.

      The Fund's investment objective is not fundamental and may be changed by the Board of Managers of the Fund (collectively, the "Board" and each individually, a "Manager") without the vote of a majority (as defined by the 1940 Act) of the Fund's outstanding Interests.

Certain Investment Strategies and Other Operating Policies
----------------------------------------------------------

      As discussed in the prospectus, the Fund pursues its investment objective by allocating its assets among at least 15 private investment funds (the "Private Funds") and discretionary managed accounts or special purpose vehicles created by the Fund (the "Sub-Advised Accounts") managed by fund managers (collectively, "Fund Managers") that invest across a range of strategies and markets. The Private Funds and Sub-Advised Accounts are referred to herein collectively as "Underlying Funds." Banc of America Capital Management, LLC, the Fund's investment adviser ("BACAP" or the "Adviser") allocates the assets of the Fund in its sole discretion, in any amount, among Fund Managers that employ one or more of the following alternative investment strategies; however, the Fund generally intends to allocate its assets in amounts approximating the percentages indicated: (i) Event Driven (e.g. Risk (Merger) Arbitrage, Capital Structure Arbitrage, Distressed Securities and Special Situations) (0% to 40% of the Fund); (ii) Relative Value (e.g. Convertible Arbitrage, Fixed Income
Arbitrage, Statistical Arbitrage, Non-Traditional Convertible Arbitrage and Volatility Arbitrage) (10% to 67% of the Fund); (iii) Equity Hedge (10% to 67% of the Fund); and (iv) Macro (0% to 40% of the Fund). An individual investment is not generally allocated to more than one investment category. Multi-strategy investments are allocated among the various categories as the Adviser deems appropriate. The Fund only invests in Underlying Funds where the Fund Manager has at least a twelve-month track record in managing assets using the same investment strategy as the Underlying Fund, and in Private Funds that have audited financial statements. For purposes of investing in a feeder fund that is part of a master-feeder structure, the audited financial statements of the master fund are deemed to satisfy the Fund's audited financial statement requirement. The Fund does not invest in any Underlying Fund that, in the view of the Adviser, primarily buys and sells mutual funds as part of a market timing investment strategy. The alternative investment strategies employed by Underlying Funds are summarized below.

Event Driven and Special Situations
-----------------------------------

      "Event Driven" trading strategies seek to earn excess return through the purchase and/or sale of securities based on anticipated outcomes of company specific or transaction specific situations, such as spin-offs, mergers and acquisitions, liquidations, reorganizations, bankruptcies, recapitalizations and share buybacks. Event Driven investing involves attempting to predict the outcome of a particular transaction as well as the best time at which to commit capital to such a transaction. The uncertainty about the outcome of these events creates investment opportunities for managers who can correctly anticipate their outcomes. These positions may or may not be leveraged.

      Event-Driven managers may opportunistically change their focus between merger arbitrage and distressed securities, while others may invest in a wider spectrum of strategies, centered around major corporate events (such as a merger or a bankrupty). The success or failure of this strategy usually depends on whether the manager accurately predicts the outcome and timing of the transaction event. Event Driven managers do not rely on market direction for results; however, major market declines, which would cause transactions to be re-priced or fail, may have a negative impact of the strategy. Event Driven strategies may include (without limitation):

      Risk (Merger) Arbitrage

            Merger arbitrage managers seek to profit by taking advantage of differences between the current market price of a security and its expected future value based on the occurrence of a merger. These managers tend to utilize fundamental analysis to identify mergers with a higher probability of closing. These managers generally engage in "short selling" (which is the opposite of buying a security; that is, profits are generated when the price of a security declines, and losses are generated when the price of the security rises), in order to benefit from differences between the prices of the securities of the companies involved in the merger. They may also use options hedging and other arbitrage techniques to reduce and control risk and capture profits. Positions may be in securities of companies not currently engaged in announced transactions, but which are believed to be undervalued and likely candidates for future reorganization. These managers may invest in the U.S. and international markets.

      Capital Structure Arbitrage

            Capital structure arbitrage managers seek to exploit pricing disparities in a single firm's capital structure or within a parent/subsidiary capital structure. These managers may seek to purchase the undervalued security, and sell the overvalued, expecting the pricing disparity between the two to disappear. In the example of a single company's capital structure, this pricing inefficiency could exist between senior versus subordinated debt of a firm or between fixed income and equity securities.

      Distressed Securities Arbitrage

            Distressed security managers generally invest in securities of financially troubled companies (companies involved in bankruptcies, exchange offers, workouts, financial reorganizations, and other special credit event related situations). These managers may seek to identify distressed securities in general, or to focus on one particular segment of the market (i.e., senior secured debt). Investments may be passively acquired in the secondary market, acquired through participation in merger activity, or acquired with the view toward actively participating in a re-capitalization or restructuring plan. Managers may take an active role and seek representation in management, on the board of directors, and on the creditor committee. These managers may invest in marketable and non-marketable securities including, without limitation any type of debt, preferred or common stock, warrants, options, and other hybrid instruments. Many of these securities may have regulatory restrictions on their transactions because their owners may be viewed as company insiders by the regulators; that is, because of their position they may possess information about the company that provides them with an unfair advantage. Since many of these securities are illiquid, their valuation may be difficult to determine. Due to this limitation, a manager's ability to monitor performance is significantly reduced. These managers invest in the U.S. and internationally, and may use leverage.

      Special Situations

            Special Situations managers seek to profit by capturing the discrepancies in valuation between the current market price of a security and its expected future value based on the occurrence of a corporate restructuring, reorganization or significant alteration in the company's strategy or product mix. These include but are not limited to spin-offs, consolidations, acquisitions, transfers of assets, tender offers, exchange offers, rights offers, re-capitalizations, liquidations, and similar transactions. They may also use options hedging and other arbitrage techniques to mitigate risk and capture profits. Positions may be in securities of companies not currently engaged in announced transactions, but which are believed to be undervalued and likely candidates for future reorganization. These managers may invest in the U.S. and international markets, and utilize leverage.

Relative Value
--------------

      Relative Value includes a menu of different investment strategies. These strategies focus on generating profits generated by the difference in price between related securities (for example, a 5-year and a 10-year bond issued by the same company), rather than because of the direction of the market. Generally, relative value managers buy a position in one security and sell an equivalent amount of another security because they have determined through extensive, usually mathematical, analysis that the prices of the two securities are not only historically related but also that they have deviated from their historical trading patterns. Profits are generated when this unusual price deviation is eclipsed, and the prices of the two related securities return to their historical trading patterns. Moreover, these managers decide which of the menu of Relative Value strategies offer the best opportunities at any given time and focus their overall portfolio accordingly. Relative Value strategies may include (without limitation):

      Convertible Arbitrage

            Convertible Arbitrage managers may purchase a bond that is convertible (either currently convertible or convertible at some future date) into the underlying company's equity. They hedge the equity exposure of the position by selling short the equity or other related security in a ratio they believe is appropriate for the current convertible bond valuation. In addition, they may hedge the debt exposure of the position by selling short a related fixed income security. These managers use a combination of fundamental, empirical, and quantitative valuation techniques to identify attractive convertible bonds. These managers typically utilize leverage. Funds employing a convertible arbitrage strategy are constructed to achieve stable, absolute returns with low correlation to equity or debt market movements.

      Fixed Income Arbitrage

            Fixed  Income  Arbitrage  managers  generally  invest in one or more fixed  income  securities  and hedge  against  underlying  market  risk by simultaneously investing in another fixed income security. Managers attempt to generate profit due to abnormal disparities in prices, while at the same time they try to control the risk generated by changes in other market factors, such as interest rates.. In most cases, managers take offsetting long and short positions in similar fixed income securities that are mathematically or historically interrelated when that relationship is temporarily distorted by market events, investor preferences, unexpected and sudden changes to supply or demand due to factors that are not related to the markets (e.g., a war or other geopolitical events), or structural features of the fixed income market. These positions could include corporate debt, U.S. treasury securities, U.S. agency debt, sovereign debt, municipal debt, or the sovereign debt of emerging market countries. Often, trades involve swaps and futures. They realize a profit when the skewed relationship between the securities returns to a normal range or "converges." Managers often try to neutralize interest rate changes and derive profit from their ability to identify similar securities that are mispriced relative to one another. Because the prices of fixed income instruments are based on yield curves, volatility curves, expected cash flows, credit ratings, and special bond and option features, they must use sophisticated analytical models to identify pricing disparities. The strategy often involves significant amounts of leverage.

      Statistical Arbitrage

            Statistical  Arbitrage  strategies are mathematical,  systematic and model based strategies, which do not utilize fundamental analysis or human discretion. They are typically market neutral and based on the theory that prices always revolve around their long-term average. These strategies seek to exploit temporary price discrepancies among related assets that may exist for a few seconds, hours or weeks. They are based on historical price data that is used for the construction of mathematical models to characterize the relationships and to construct forecasts for the pattern with which prices revolve around their long-term average whenever temporary deviations from historic norms occur. The simplest form of statistical arbitrage is "pairs trading" where two similar companies are identified. Whenever one is overvalued (or undervalued) relative to historical valuation, the manager goes short (or long) while at the same time going long (or short) the other, expecting the valuations to revert to long-term average prices.

      Non-Traditional Convertible Arbitrage

            Non-Traditional Convertible Arbitrage managers make private investments in public companies in need of financing. Generally, the manager receives a discounted convertible note in return for a capital allocation, while at the same time the manager shorts an appropriate number of stocks as a hedge, essentially locking in a profit. The biggest risk is that these are typically illiquid securities and that companies may not survive, thus rendering the partially hedged convertible notes worthless.

      Volatility Arbitrage

            Volatility Arbitrage managers buy cheap and sell expensive options while hedging with corresponding stock. Managers typically maintain a portfolio bias that benefits when the market volatility rises in order to protect against sudden downward market moves, since the opposite may prove to be extremely expensive. It is not recommended as a stand-alone investment but because, just like short selling, it tends to produce outsize returns in negative environments, it can serve as "disaster insurance" in a multi-manager allocation.

Equity Hedge
------------

      "Equity Hedge," also known as long/short equity, combines core long holdings of equities with short sales of stock, stock indices, or derivatives related to the equity markets. Net exposure of equity hedge portfolios may range anywhere from net long to net short depending on market conditions. Equity Hedge managers generally increase net long exposure in bull markets and decrease net long exposure in bear markets. Generally, the short exposure is intended to generate an ongoing positive return in addition to acting as a hedge against a general stock market decline. Stock index put options are also often used as a hedge against market risk. In a rising market, equity hedge managers expect their long holdings to appreciate more than the market and their short holdings to appreciate less than the market. Similarly, in a declining market, they expect their short holdings to fall more rapidly than the market falls and their long holdings to fall less rapidly than the market. Profits are generated when companies deemed undervalued by the manager's analysis appreciate, and when companies deemed overvalued by the manager's analysis decline in price. Equity hedge managers generate profits from companies they deem undervalued in ways very similar to equity mutual fund managers; however, they also generate returns from companies they deem overvalued by using a technique known as "shorting." In shorting, managers borrow securities they deemed overvalued at a given price. When they have to return the borrowed securities, they have to go to the open market and purchase them at the prevailing market price. If the value of the securities has depreciated as the manager believed, then the manager generates a profit because it is less expensive to purchase the securities in the open market, in order to return them, than they were initially sold for when the manager borrowed them. However, if the value of the securities has appreciated contrary to the manager's prediction, the manager realizes a loss, since it is more expensive to purchase the securities in the open market in order to return them than they were initially sold for when the manager borrowed them. Some Equity Hedge managers are "value" oriented, while others are "growth" oriented. In addition, some managers can be further distinguished by industry sector concentration.

      This strategy may reduce market risk, but effective stock analysis and stock picking is essential to obtaining meaningful results. The volatility of this investment strategy is expected to be lower than that of the overall stock market.

      Equity Hedge managers attempt to generate long term capital appreciation by developing and actively managing equity portfolios that include both long and short positions. These managers assume net positions that are either long or short based upon market conditions and specific company or industry opportunities. They are, therefore, said to have a "directional" quality to their portfolio, albeit one that changes periodically. Equity Hedge managers may not maintain a consistent balance between the values of the long and short portfolios. Their net exposure may range widely from a short position of some degree to a long position of 100% or more. The strategy has an opportunistic quality.

      Managers with net long exposures tend to perform better in periods when equity prices in general are increasing. Managers with net short exposures tend to perform better when equity prices in general are declining. Most of these managers are able to quickly change the measure of their net market exposure as their perception and understanding of market condition changes. Moreover, they are usually at liberty to use leverage, options and other derivative products to pursue their objectives.

Macro
-----

      Macro strategies attempt to identify extreme price valuations in stock markets, interest rates, foreign exchange rates and physical commodities, and make leveraged bets on the anticipated price movements in these markets. To identify extreme price valuations, managers generally employ a top-down approach that concentrates on forecasting how macroeconomic and political events affect the valuations of financial instruments. Macro managers often rely on macroeconomic, discretionary models to invest across countries, markets, sectors and companies. The strategy has a broad investment mandate, with the ability to hold positions in practically any market with any instrument. Profits are made by correctly anticipating price movements in global markets and having the flexibility to use any suitable investment approach to take advantage of extreme price valuations. Managers may use a focused approach or they may diversify across approaches. Strategies usually depend on fundamental research and analysis, but may also be completely mathematical, systematic and model driven, and may not utilize fundamental analysis or human discretion. The use of leverage varies considerably.

--------------------------------------------------------------------------------
                      REPURCHASES AND TRANSFERS OF INTEREST
--------------------------------------------------------------------------------

Repurchase Offers
-----------------

      Offers to repurchase Interests are made by the Fund at such times and on such terms as may be determined by the Board, in its sole discretion, and generally will be offers to repurchase a specified dollar amount of outstanding Interests. In determining whether and when the Fund should repurchase Interests, the Board considers the recommendations of BACAP. The Board also considers various factors, including, but not limited to, those listed in the prospectus in making its determinations.

      The Board determines that the Fund repurchase Interests or portions thereof from Investors pursuant to written tenders only on terms the Board determines to be fair to the Fund and Investors. When the Board determines that the Fund will make a repurchase offer, the Fund sends each Investor notice of that offer describing the terms of the offer, and containing information that Investors should consider in deciding whether to tender Interests for repurchase. Investors who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the estimated net asset value of their Interests from the Adviser during the period the offer remains open. If Investors oversubscribe a repurchase offer, the Fund will repurchase only a pro rata portion of the Interests tendered by each Investor. As discussed in the prospectus, the Fund will issue notes to tendering Investors in connection with the repurchase of Interests.

      Payment for repurchased Interests may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. BACAP intends to take measures (subject to such policies as may be established by the Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests.

Mandatory Repurchases
---------------------

      The Fund has the right to redeem an Interest (or portion thereof) of an Investor or any person acquiring an Interest (or portion thereof) from or through an Investor under certain circumstances, including if:

      o such an Interest or portion thereof has been transferred in violation of the restrictions on transfer, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetence of a Member;

      o ownership of an Interest by an Investor or other person will cause the Fund or the Adviser to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

      o continued ownership of the Interest may cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation under the Internal Revenue Code;

      o any of the representations and warranties made by an Investor in connection with the acquisition of the Interest was not true when made or has ceased to be true; or

      o an Interest was purchased using funds reasonably believed by the Fund or the Adviser to be derived from, or intended for money laundering or any activity which facilitates money laundering or the funding of terrorist or criminal activities.

Transfers of Interests
----------------------

      No person may become a substituted Investor without the written consent of the Fund, which consent may be withheld for any reason in its sole discretion. Interests may be transferred, pledged or assigned only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of an Investor or
(ii) with the written consent of the Board, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances. Without limiting the foregoing, the Fund generally will not consent to a pledge, transfer or assignment (each, a "Transfer") unless the Transfer is (i) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain transfers to affiliates, gifts and contributions to family partnerships), (ii) to Investors of the Investor's immediate family (brothers, sisters, spouse, parents and children), or (iii) a distribution from a qualified retirement plan or an individual retirement account.

      The Fund may permit other Transfers under such other circumstances and conditions as it, in its sole discretion, deems appropriate. Notice to the Fund of any proposed Transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to Investor eligibility and suitability. In addition to the foregoing, no Investor will be permitted to transfer an Interest or portion thereof unless after such Transfer the balance of the capital account of the transferee, and the balance of the capital account of the Investor transferring the Interest if the Transfer involves less than its entire Interest, is at least equal to Fund's minimum investment requirement.

      Any transferee meeting the Fund's eligibility requirements that acquires an Interest or portion thereof by operation of law as the result of the death, dissolution, bankruptcy or incompetence of an Investor or otherwise, will be entitled to the allocations and distributions allocable to the Interest so acquired and to transfer such Interest in accordance with the terms of the amended and restated Limited Liability Company Agreement of the Fund, dated March 24, 2003 ("LLC Agreement"), but will not be entitled to the other rights of an Investor unless and until such transferee becomes a substituted Investor as provided in the LLC Agreement. If an Investor transfers an Interest or portion thereof with the approval of the Fund, the Fund will promptly take all necessary actions to admit such transferee or successor to the Fund as an Investor. Each Investor and transferee is required to pay all expenses, including attorneys' and independent accountants' fees, incurred by the Fund in connection with such Transfer. If such a transferee does not meet the Investor eligibility requirements, the Fund reserves the right to redeem its Interest. Any Transfer of an Interest in violation of the LLC Agreement will not be permitted and will be void.

       The LLC Agreement provides that each Investor has agreed to indemnify and hold harmless the Fund, the Adviser, each other Investor and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any Transfer of an Interest made by the Investor in violation of these provisions or any misrepresentation made by the Investor in connection with the Transfer.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

Board of Managers and Officers
------------------------------

      The Board provides broad oversight over the operations and affairs of the Fund. It has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company that is organized as a corporation.

      The Managers are not required to contribute to the capital of the Fund or to own Interests. A majority of the Board consists of persons that are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Managers"). The Independent Managers perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company that is organized as a corporation.

      Information about each Manager and Officer is set forth below:

                                                               Number of
                                               Principal       Portfolios   Other
                               Term of Office  Occupation(s)   in Complex   Directorships
    Name, (Age)                & Number of     During Past     Overseen by  Held by
   and Address       Position  Years Served    Five Years      Director     Manager
   -----------       --------  ------------    ----------      --------     -------

INTERESTED MANAGER
Robert H. Gordon     Manager   Since         Manager,                83
(41)                           January       President, BACAP
One Bank of                    13, 2003      Distributors, LLC
America Plaza,                               (or its
Charlotte, NC 28255                          predecessors)
                                             since 1998;
                                             Manager, BACAP (or
                                             its predecessors)
                                             since 2000;
                                             Manager,
                                             President, BACAP
                                             Advisory Partners,
                                             LLC since 2002;
                                             Senior Vice
                                             President, Bank of
                                             America, N.A. (or
                                             its predecessors)
                                             since before 1998;
                                             President, Nations
                                             Balanced Target
                                             Maturity Fund,
                                             Inc., Nations
                                             Government Income
                                             Term Trust 2003,
                                             Inc., Nations
                                             Government Income
                                             Term Trust 2004,
                                             Inc. and Hatteras
                                             Income Securities,
                                             Inc., since 1998;
                                             President and
                                             Trustee, Nations
                                             Funds, since 2002.

INDEPENDENT MANAGERS

Thomas W. Brock      Manager   Since         Adjunct professor,      2      Blythdale
(55)                           January       Columbia                       Children's
600 Mamaroneck Ave             13, 2003      University                     Hospital;
Suite 431                                    Graduate School of             WestHab; BACAP
Harrison, NY 10528                           Business since                 Opportunity
                                             9/1998; Chairman,              Strategy, LLC.
                                             CEO, Salomon
                                             Brothers Asset
                                             Management, Inc.
                                             prior thereto.
Andrew M. Paul (47)  Manager   Since         Chairman, CEO,          2      MTS Health
Enhanced Capital               January       Enhanced Capital               Partners;
Partners, LLC                  13, 2003      Partners, LLC                  Sloans Lake
300 Park Ave, 20th                           since 2001.                    Managed Care;
Fl                                                                          BACAP
New York, NY 10022                                                          Opportunity
                                                                            Strategy, LLC;
                                                                            Health
                                                                            Alliance
                                                                            Valuetec
                                                                            Holdings.
Thomas G. Yellin     Manager   Since         President, PJ           2      BACAP
(50)                           January       Productions, since             Opportunity
ABC News                       13, 2003      2003; Executive                Strategy, LLC.
125 West End Ave,                            Producer, ABC News
4th Fl                                       since 1989.
New York, NY 10023


Officers
--------

                        Position Held           Principal Occupation
 Name, Address & Age    with Fund        During the Last Five (5) Years
 -------------------    ---------        ------------------------------

Robert H. Gordon (41)  President        See above.
One Bank of America
Plaza,
Charlotte, NC 28255

Edward D. Bedard (45)  Chief Financial  Senior Vice President, Chief
One Bank of America    Officer          Operating Officer, BACAP
Plaza                                   Distributors, LLC (or its
Charlotte, NC 28255                     predecessors) since before 1998;
                                        Manager,  Banc of America Advisors,  LLC
                                        (or its predecessors) since before 1998;
                                        Chief Administrative Officer, Treasurer,
                                        Banc of America Capital Management,  LLC
                                        (or its predecessors) since 2000.

Robert B. Carroll (43) Secretary        Associate General Counsel, Bank of
One Bank of America                     America Corporation since 1999;
Plaza                                   Secretary, Nations Balanced Target
Charlotte, NC 28255                     Maturity Fund, Inc., Nations
                                        Government Income Term Trust 2003,
                                        Inc., Nations Government Income
                                        Term Trust 2004, Inc. and Hatteras
                                        Income Securities, Inc., since
                                        before 1998; Assistant General
                                        Counsel, Bank of America
                                        Corporation, 1996-1999.

Gerald Murphy (41)     Treasurer        Senior Vice President, BACAP
One Bank of America                     Distributors, LLC (or its
Plaza                                   predecessors) since 1998; Senior
Charlotte, NC 28255                     Vice President, BACAP Advisory
                                        Partners, LLC since 2002; Vice
                                        President, Citibank, 1997-December
                                        1998; Treasurer, Nations Balanced
                                        Target Maturity Fund, Inc., Nations
                                        Government Income Term Trust 2003,
                                        Inc., Nations Government Income
                                        Term Trust 2004, Inc. and Hatteras
                                        Income Securities, Inc., since
                                        1999.


Committees of the Board
-----------------------

      The  Board  has  two  committees,  an  Audit  Committee  and a  Nominating
Committee.

      Audit Committee

      The Board has formed an Audit Committee that is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers and for acting as a liaison between the Fund's independent accountants and the Board. The Audit Committee currently consists of each of the Fund's Independent Managers. As the Fund is a recently organized investment company, the Audit Committee has not held any meetings during the last year.

      Nominating Committee

      The Board has also formed a Nominating Committee to nominate persons to fill any vacancies on the Board. The Nominating Committee does not currently consider for nomination candidates proposed by Investors for election as Managers. The Nominating Committee currently consists of each of the Fund's Independent Managers. As the Fund is a recently organized investment company, the Nominating Committee has not held any meetings during the last year.

Manager Ownership of Securities
-------------------------------

      The dollar range of equity securities held by each Manager is set below:


                                                   Aggregate Dollar Range
                                                    of Equity Securities
                                                      in All Registered
                                                    Investment Companies
                           Dollar Range of Equity  Overseen by Manager in
                             Securities in the      Family of Investment
     Name of Manager             Registrant               Companies
     ---------------       ----------------------   ---------------------

Robert H. Gordon                     $0                      $0
Thomas W. Brock                      $0                      $0
Andrew M. Paul                       $0                      $0
Thomas G. Yellin                     $0                      $0

      None of the Independent Managers or their immediate family members own any securities of the Adviser or BACAP Distributors, LLC, the Fund's Distributor (the "Distributor"), or any entity controlling, controlled by or under common control with the Adviser or the Distributor (not including registered investment companies) as of April 1, 2003.


Manager Compensation
--------------------

      The Fund pays each Independent Manager a fee of $1,000 per Board meeting, plus an annual retainer of $6,000. In addition, the Fund reimburses each of the Managers for reasonable travel and other expenses incurred in connection with attendance at such meetings.

      The following table summarizes compensation expected to be paid to the Independent Managers of the Fund for the calendar year ending December 31, 2003.

                                            Total Compensation from Fund
                           Aggregate          and Fund Complex Paid to
   Name/Position    Compensation from Fund             Manager
   -------------    ----------------------  ----------------------------

Thomas W. Brock             $10,000                    $20,000
Andrew M. Paul              $10,000                    $20,000
Thomas G. Yellin            $10,000                    $20,000

--------------------------------------------------------------------------------
                          INVESTMENT ADVISORY SERVICES
--------------------------------------------------------------------------------

      The authority of the Adviser to serve or act as investment adviser and be responsible for the day-to-day management of the Fund, and payment of the Management Fee and Incentive Allocation to the Adviser, is set forth in an agreement between the Fund and BACAP (the "Investment Advisory Agreement"). The Investment Advisory Agreement was initially approved by the Board, including each Independent Manager, at a meeting held for such purpose on January 13, 2003. The Investment Advisory Agreement and the authority of the Adviser to act as investment adviser and manage the affairs of the Fund will terminate under the following circumstances:

   1. if revoked by (A) the vote of a majority of the outstanding Interests of the Fund (as defined in the 1940 Act) or (B) the Board, acting in accordance with the 1940 Act, in either case with 60 days' prior written notice to the Adviser;

   2. at the election of the Adviser, with 60 days' prior written notice to the Board;

   3. if, prior to the second anniversary of the date of commencement of the operations of the Fund, the continuation of such agreement and authority shall not have been approved by (A) the vote of a majority of the outstanding Interests of the Fund (as defined in the 1940 Act) or (B) the Board and, in either case, by a majority of the Independent Managers by vote cast at a meeting called for such purpose;

   4. to the extent required by the 1940 Act, upon the occurrence of any event in connection with the Adviser, its provision of investment advisory services to the Fund, the LLC Agreement or otherwise constituting an "assignment" within the meaning of the 1940 Act; or

   5. if the Adviser withdraws or is removed as the Adviser of the Fund.

      The Adviser also may withdraw, or be removed by the Fund, as Adviser. At the request of the Fund, the Adviser will remain as the investment adviser of the Fund for a period of six months if the Fund has terminated the authority of the Adviser to act as investment adviser and manage its affairs, unless a successor adviser to the Adviser is earlier approved by the Fund.

      The Adviser, subject to the supervision and control of the Board, (i) regularly provides investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities for the Fund; (ii) develops, implements and supervises continuously the investment program of the Fund and the composition of its portfolio and determines what securities shall be purchased and sold by the Fund; (iii) arranges for the purchase of securities and other investments for the Fund and the sale or redemption of securities and other investments held in the portfolio of the Fund; and (iv) takes such further actions with respect to the foregoing as the Adviser deems necessary or advisable. In performing its duties, the Adviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services, and it may enter into investment sub-advisory agreements with any registered investment advisers, subject to such approvals of the Board and Investors as may be required to comply with applicable provisions of the 1940 Act. The Adviser and/or its affiliates and their respective employees may, but are not required to, hold Interests in the Fund.

      The offices of the Adviser are located at 101 South Tryon Street, Charlotte, North Carolina, 28255. The Adviser or its designee maintains the Fund's accounts, books and other documents required to be maintained under the 1940 Act at 101 South Tryon Street, Charlotte, North Carolina, 28255 or such other location as may be designated by the Fund.


      The Advisory Agreement becomes effective on April 1, 2003. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Board including the Managers who are not parties to the Advisory Agreement or interested persons, as defined in the 1940 Act, of any such party at a meeting called for the purpose and held on January 13, 2003.

      In approving the Advisory Agreement, the Board considered all information deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Board were the nature and quality of the services to be provided by the Adviser and the reasonableness of the fees to be charged for those services. The Board's evaluation of the quality of the Adviser's services took into account the scope and quality of the Adviser's in-house research capability, other resources dedicated to performing its services and the quality of administrative and other services. The Board also considered the participation of the Adviser's personnel on the Valuation Committee and the ability of the Adviser and its personnel to research and evaluate Underlying Funds and to determine accurate valuations of interests in Underlying Funds. In reviewing the fees payable under the Advisory Agreement, the Board compared the fees and overall expense levels of the Fund to those of competitive funds and other funds with similar investment objectives and strategies. In evaluating advisory fees, the Board also took into account the demands and complexity of the investment management of the Fund.

      The Board also considered the business reputation of the Adviser and its financial resources. The Board evaluated the procedures and systems of the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients.

      No single factor was considered in isolation or to be determinative to the decision of the Board to approve the Advisory Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of the Fund to approve the Advisory Agreement, including the fees to be charged for services thereunder.

      The Advisory Agreement continues in effect until March 31, 2005, and shall continue in effect thereafter, provided that such continuance is specifically approved at least annually by the Fund's Board or by a majority vote of the holders of the outstanding Interests of the Fund, as defined by the 1940 Act and, in either case, by a majority of the Independent Managers, at a meeting in person called for the purpose of voting on such matter.


--------------------------------------------------------------------------------
                                 CODE OF ETHICS
--------------------------------------------------------------------------------

      The Fund, the Adviser and the Distributor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics establishes standards for personal securities transactions by associated persons and investment personnel, as defined in the codes of ethics. The codes of ethics permit persons subject to them to invest in securities, including securities that may be purchased or held by the Fund or the Underlying Funds, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

      A copy of the Code of Ethics of the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Details on the operation of the Public Reference Room can be obtained by calling the SEC at (202) 942-8090. A copy of the Code of Ethics may also be obtained from the EDGAR Database on the SEC's website, www.sec.gov. A copy of the Code of Ethics may be obtained, after paying a duplicating fee, by electronic request to "publicinfo@sec.gov" or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

--------------------------------------------------------------------------------
                                   TAX ASPECTS
--------------------------------------------------------------------------------

      The following is a summary of certain aspects of the income taxation of the Fund and its Investments that should be considered by a prospective Investor. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues.

Tax Treatment of Fund Investments
---------------------------------

      In General

      The Fund expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

      Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see "Currency Fluctuations - "Section 988" Gains or Losses" below) and certain other transactions described below, the Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Fund maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts (defined below) may serve to alter the manner in which the Fund's holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Fund.

      The maximum ordinary income tax rate for individuals is 38.6%(1) and, in general, the maximum individual income tax rate for long-term capital gains is 20%(2) (unless the taxpayer elects to be taxed at ordinary rates - see
"Limitation on Deductibility of Interest and Short Sale Expenses" below), although in all cases the actual rates may be higher due to the phase-out of certain tax deductions, exemptions and credits. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years.

------------------------

(1) Under recently enacted legislation, this rate is reduced in stages until calendar year 2006 when the maximum rate will be 35%. However, this legislation contains a "sunset" provision that will result in the top rate being restored to 39.6% in 2011.

(2) The maximum individual long-term capital gains tax rate is 18% for certain property purchased after December 31, 2000 and held for more than five years.





      The Fund may realize ordinary income from dividends and accruals of interest on securities. The Fund may hold, through Underlying Funds, debt obligations with "original issue discount." In such case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Fund may also acquire, through Underlying Funds, debt obligations with "market discount." Upon disposition of such an obligation, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount that accrued during the period the debt obligation was held by the Fund. The Fund may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. In addition, amounts, if any, payable by the Underlying Funds in connection with equity swaps, interest rate swaps, caps, floors and collars likely would be considered "miscellaneous itemized deductions" which, for a non-corporate Investor, may be subject to restrictions on their deductibility. See "Deductibility of Fund Investment Expenditures and Certain Other Expenditures" below. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.(3)

---------------------

(3) Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in Regulations issued by the Treasury Department.




      Currency Fluctuations - "Section 988" Gains or Losses

      To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by the Fund frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time interest, other receivables, expenses or other liabilities denominated in a foreign currency are accrued and the time such receivables or liabilities are collected or paid may be treated as ordinary income or ordinary loss.

      As indicated above, the Fund, through the Underlying Funds, may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as "Section 1256 Contracts" (see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, gain or loss realized with respect to currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts will be ordinary, unless (i) the contract is a capital asset and is not a part of a straddle transaction and (ii) an election is made (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

      Section 1256 Contracts

      In the case of Section 1256 Contracts, the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain options contracts. Under these rules, Section 1256 Contracts held at the end of each taxable year are treated for Federal income tax purposes as if they were sold for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as "marking to market"), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Fund in computing its taxable income for such year. If a Section 1256 Contract held at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

      Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See "Currency Fluctuations - `Section 988' Gains or Losses.") If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts.

      Mixed Straddle Election

      The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. Pursuant to Temporary Regulations issued by the Treasury Department, an Underlying Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that the Service will accept a mixed straddle account election by an Underlying Fund.

      Short Sales

      Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the taxpayer's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the taxpayer for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by the taxpayer.

      Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if an Underlying Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that have appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Underlying Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if an Underlying Fund holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Underlying Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

      Effect of Straddle Rules on Investors' Securities Positions

      The Service may treat certain positions in securities held (directly or indirectly) by an Investor and its indirect interest in similar securities held by the Fund as "straddles" for Federal income tax purposes. The application of the "straddle" rules in such a case could affect an Investor's holding period for the securities involved and may defer the recognition of losses with respect to such securities.

      Limitation on Deductibility of Interest and Short Sale Expenses

      For non-corporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

      For purposes of this provision, the Fund's activities will be treated as giving rise to investment income for an Investor, and the investment interest limitation would apply to a non-corporate Investor's share of the interest and short sale expenses attributable to the Fund's operation. In such case, a non-corporate Investor would be denied a deduction for all or part of that portion of its distributive share of the Fund's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund. An Investor that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a non-corporate Investor on money borrowed to finance its investment in the Fund. Potential Investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

      Deductibility   of  Fund  Investment   Expenditures  and  Certain  Other
Expenditures

      Investment expenses (e.g., investment advisory fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income.(4) In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount (for 2002, $137,300 or $68,650 for a married person filing a separate return) to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year.(5) Moreover, such investment expenses are miscellaneous itemized deductions that are not deductible by a non-corporate taxpayer in calculating its alternative minimum tax liability.

-----------------

(4) However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs that are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. Investors that are trusts or estates should consult their tax advisors as to the applicability of Section 67(e) to the investment expenses that are allocated to them.

(5) Under recently enacted legislation, the latter limitation on itemized deductions will be reduced starting in calendar year 2006 and will be completely eliminated by 2010. However, this legislation contains a "sunset" provision that will result in the limitation on itemized deductions being restored in 2011.




      The Fund intends to take the position on its Federal income tax return that (i) a non-corporate Investor may deduct its share of the expenses of the Underlying Funds that are traders in securities without regard to these limitations on deductability, and (ii) a non-coprorate Investor's share of the expenses of the Underlying Funds that are investors in securities are subject to these limitations. The Fund also will be required to determine whether expenses it incurs directly (e.g., the Management Fee) are investment expenses subject to these limitations. Although the Fund intends to treat trade or business related expenses, any performance-based allocations of Fund Managers and the Incentive Allocation as not being subject to the foregoing limitations on deductibility, there can be no assurance that the Service may not treat such items as investment expenses that are subject to the limitations.

      The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, non-corporate Investors should consult their tax advisers with respect to the application of these limitations.

      No deduction is allowed for any placement fees paid by an Investor to acquire an Interest, and no deduction would be allowed for any Investor for other Fund expenditures attributable to placement services. Instead any such fees will be included in the Investor's adjusted tax basis for its Interest.

      Application of Rules for Income and Losses from Passive Activities

      The Code restricts the deductibility of losses from a "passive activity" against certain income that is not derived from a passive activity. This restriction applies to individuals, trusts, estates, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Fund's securities investment and trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against an Investor's share of such income and gain from the Fund. Income or loss attributable to the Fund's investments in partnerships engaged in certain trades or businesses may constitute passive activity income or loss.

      "Phantom Income" From Fund Investments

      Pursuant to various "anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" and "foreign personal holding company" provisions), investments (if any) by an Underlying Fund in certain foreign corporations may cause an Investor to (i) recognize taxable income prior to the Underlying Fund's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as long-term or short-term capital gain.

      The Fund may invest in certain offshore funds that are "passive foreign investment companies ("PFICs") as defined by Section 1297 of the Code. Under the PFIC rules, unless the Fund makes the election described below, any gain realized on the sale or other disposition of shares in a PFIC generally will be treated as ordinary income and subject to tax as if (i) the gain had been realized ratably over the Fund's holding period and (ii) the amount deemed realized had been subject to tax in each year of that holding period at the highest applicable tax rate and, in addition to the tax, an interest charge at the rate generally applicable to underpayments of tax will be imposed. The Fund may elect, provided the PFIC complies with certain reporting requirements, to have a PFIC in which the Fund invests treated as a "qualified electing fund", in which case the Fund would include annually in its gross income its pro rata share of the PFIC's ordinary income and net realized capital gains, whether or not such amounts are actually distributed to the Fund. Any net operating losses or net capital losses of the PFIC will not pass through to the Fund and will not offset any ordinary income or capital gains of the PFIC reportable to the Fund in subsequent years (although such losses would ultimately reduce the gain, or increase the loss, recognized by the Fund on its disposition of its shares in the PFIC). There can be no assurance that the Fund will be able to make a "qualified electing fund" election with respect to a PFIC in which it invests. Investors may be subject to service reporting requirements with respect to the Fund's investments in PFICs.

Information Reporting and Related Matters
-----------------------------------------

      In February 2003, the Internal Revenue Service released final Treasury Regulations expanding previously existing information reporting, record maintenance and investor list maintenance requirements with respect to certain "tax shelter" transactions (the "Tax Shelter Regulations"). The Tax Shelter Regulations apply to "reportable transactions" entered into on or after January 1, 2003 (including additional investments on or after that date in existing investment vehicles or projects) and may potentially apply to a broad range of investments that would not typically be viewed as tax shelter transactions, including investments in investment partnerships and portfolio investments of investment partnerships. If an investment in the Fund (or a portfolio transaction by an Underlying Fund) is a "reportable transaction," the Fund and each Investor would be required (i) to retain all records material to such "reportable transaction;" (ii) complete and file IRS Form 8886, "Reportable Transaction Disclosure Statement" as part of its Federal income tax return each year and (iii) send a copy of such form to the IRS Office of Tax Shelter Analysis at the time the first such tax return is filed. The scope of the Tax Shelter Regulations may be affected by further IRS guidance. Non-compliance with the Tax Shelter Regulations may involve significant penalties and other consequences. Each Investor should consult its own tax advisers as to its obligations under the Tax Shelter Regulations.

Unrelated Business Taxable Income
---------------------------------

      Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner. This type of income is exempt even if it is realized from securities trading activity that constitutes a trade or business.

      This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business (other than securities trading), the Fund's income (or loss) from these investments may constitute UBTI.

      The Fund may, directly or indirectly through Underlying Funds, incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. The calculation of the Fund's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage, if any, used by the Fund and the Underlying Funds from time to time.(6) Accordingly, it is impossible to predict what percentage of the Fund's income and gains will be treated as UBTI for an Investor that is an exempt organization. An exempt organization's share of the income or gains of the Fund that is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

--------------------

(6) The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Fund. An exempt organization is required to make estimated tax payments with respect to its UBTI.




      To the extent that the Fund generates UBTI, the applicable Federal tax rate for such an Investor generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Fund will be required to report to an Investor that is an exempt organization information as to the portion, if any, of its income and gains from the Fund for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Fund is highly complex, and there is no assurance that the Service will accept the Fund's calculation of UBTI.

      In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund's income and gains that is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Fund generally should not affect the tax-exempt status of such an exempt organization.(7) However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective Investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Fund. (See "ERISA Considerations.")

--------------------

(7) Certain exempt organizations that realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section 514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Investor should consult its tax adviser in this regard.




Certain Issues Pertaining to Specific Exempt Organizations
----------------------------------------------------------

      Private Foundations

      Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors that a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

      In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its non-functionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Fund would most probably be classified as a non-functionally related asset. A determination that an interest in the Fund is a non-functionally related asset could conceivably cause cash flow problems for a prospective Investor that is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other assets held by a foundation.

      With certain exceptions, private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

      In some instances, the "excess business holdings" provisions of the Code may prohibit an investment in the Fund by a private foundation. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Board believes that the Fund will meet such 95% gross income test.

      A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

      Qualified Retirement Plans

      Employee benefit plans subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. (See "ERISA Considerations.")

      Endowment Funds

      Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted in various forms by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

--------------------------------------------------------------------------------
                              ERISA CONSIDERATIONS
--------------------------------------------------------------------------------

      Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to ERISA (an "ERISA Plan"), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

      ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, the risk and return factors of that investment, the ERISA Plan portfolio's composition with regard to diversification, the liquidity cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Tax Aspects--Unrelated Business Taxable Income" and "--Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider, given the size of the proposed investment, whether such an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for an ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

      Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, none of the Adviser or any of the Managers will be fiduciaries within the meaning of ERISA by reason of their authority with respect to the Fund.

      A Benefit Plan which proposes to invest in the Fund will be required to represent that it, and any fiduciaries responsible for such Benefit Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

      Certain prospective Benefit Plan investors may currently maintain relationships with the Adviser, Managers, the Board or their affiliates ("ERISA Affiliates"). Each ERISA Affiliate may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) a Benefit Plan fiduciary from using its position to cause such Benefit Plan to make an investment from which it or certain third parties in which that fiduciary has an interest would receive a fee or other consideration. Benefit Plan investors should consult with their own counsel to determine if an investment in the Fund is prohibited by ERISA or the Code. In this regard, fiduciaries of Benefit Plan investors will be required to represent that the decision to invest in the Fund was made by them as fiduciaries, that they are independent of all ERISA Affiliates, that the Benefit Plan fiduciaries are duly authorized to make this investment decision and that they have not relied on any advice or recommendation of any ERISA Affiliates, as a primary basis for the decision to invest in the Fund.

      The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI and the prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan investors should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Interests.

--------------------------------------------------------------------------------
                                    BROKERAGE
--------------------------------------------------------------------------------

      The Adviser is responsible for the selection of brokers to execute the Fund's portfolio transactions. Transactions on U.S. stock exchanges and on some non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of non-U.S. stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

      In selecting brokers and dealers to execute transactions on behalf of the Fund, the Adviser generally seeks to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm's risk in positioning a block of securities. Although it is expected that the Adviser generally seeks reasonably competitive commission rates, the Adviser does not necessarily pay the lowest commission available on each transaction. The Adviser has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

      Consistent with the principle of seeking best price and execution, the Adviser may place orders for the Fund with brokers that provide the Adviser with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Adviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Adviser and its affiliates in providing services to clients other than the Fund. In addition, not all of the supplemental information is necessarily used by the Adviser in connection with the Fund. Conversely, the information provided to the Adviser by brokers and dealers through which other clients of the Adviser and its affiliates effect securities transactions may be useful to the Adviser in providing services to the Fund.

      The Fund may effect portfolio brokerage transactions through affiliates of the Adviser. These transactions would be effected pursuant to procedures adopted by the Fund pursuant to Section 17(e) of the 1940 Act and Rule 17e-1 thereunder. When acting as broker for the Fund in connection with the sale of securities to or by the Fund, compensation received by the affiliated broker is subject to the following limits: (1) if the sale is effected on a securities exchange, the compensation may not exceed the "usual and customary broker's commission" (as defined in Rule 17e-1 under the 1940 Act); (2) if the sale is effected in connection with a secondary distribution of securities, the compensation cannot exceed 2% of the sale price; and (3) the compensation for sales otherwise effected cannot exceed 1% of the sales price. Rule 17e-1 defines a "usual and customary broker's commission" as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time.

--------------------------------------------------------------------------------
                               VALUATION OF ASSETS
--------------------------------------------------------------------------------

      Domestic exchange traded securities and securities included in the NASDAQ National Market System are valued at their last composite sale prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities are valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges. Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. Other securities for which market quotations are readily available are valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by, or under the supervision of, the Board.

      Debt securities are valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Board monitors periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, are valued at amortized cost, so long as such valuation is determined by the Board to represent fair value.

      All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When such events materially affect the values of securities held by a Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Board.

--------------------------------------------------------------------------------

                  INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL
--------------------------------------------------------------------------------

      Seward & Kissel LLP will serve as legal counsel to the Fund. The offices of Seward & Kissel LLP are located at One Battery Park Plaza, New York, New York, 10004.

      PricewaterhouseCoopers LLP will serve as accountants to the Fund. The offices of PricewaterhouseCoopers LLP are located at 1177 Avenue of the Americas, New York, NY 10036.

--------------------------------------------------------------------------------
                                    CUSTODIAN
--------------------------------------------------------------------------------

      SEI Investments Global Funds Services (the "Custodian") serves as the custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and non-U.S. sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) as approved or authorized by the Board. The Custodian's principal business address is One Freedom Valley Drive, Oaks, PA 19456. Bank of New York will serve as sub-custodian of the Fund's assets. Bank of New York's principal business address is 101 Barclay Street, 21 W Floor, New York, NY 10286

--------------------------------------------------------------------------------
                                 CONTROL PERSONS
--------------------------------------------------------------------------------

      Before commencement of the Fund's operations, an affiliate of the Adviser (the "Affiliated Investor") invested approximately $145,000 in the Fund in order to provide the Fund initial capital and for investment purposes. Interests of the Fund held by the Affiliated Investor may constitute more than 50% of outstanding Interests when the Fund's operations commence upon the closing of its initial offering of Interests, depending on the aggregate investments made in the Fund by other persons. By virtue of its ownership of 25% or more of the outstanding Interests, the Affiliated Investor may be deemed to control the Fund and (depending on the value of Interests then held by other Investors) may be in a position to control the outcome of voting on matters as to which Investors are entitled to vote. It is anticipated that the Affiliated Investor will no longer control the Fund as of immediately after completion of the initial offering of the Fund.

      Before the commencement of the operations of the Fund, the Affiliated Investor was the only person owning of record or beneficially 5% or more of the outstanding Interests of the Fund.

--------------------------------------------------------------------------------
                            SUMMARY OF LLC AGREEMENT
--------------------------------------------------------------------------------

      The following is a summary description of additional items and of select provisions of the LLC Agreement that are not described elsewhere in this SAI or in the Fund's prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement contained in Appendix B to the prospectus.

Liability of Investors
----------------------

      Investors in the Fund are members of a limited liability company as provided under Delaware law. Under Delaware law and the LLC Agreement, an Investor will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being an Investor, except that the Investor may be obligated to make capital contributions to the Fund pursuant to the LLC Agreement and to repay any funds wrongfully distributed to the Investor. An Investor may be required to contribute to the Fund, whether before or after the Fund's dissolution or after the Investor ceases to be an Investor, such amounts as the Fund deems necessary to meet the Fund's debts, obligations or liabilities (not to exceed for any Investor, the aggregate amount of any distributions, amounts in connection with the repurchase of all or a portion of the Investor's Interest and any other amounts received by the Investor from the Fund during or after the fiscal year to which any debt, obligation or liability of the Fund is incurred).

Duty of Care
------------

      The LLC Agreement provides that no Manager, Adviser or their affiliates shall be liable to the Fund or any of the Investors for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Board by the Fund, but not by the Investors individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. A Manager will not be personally liable to any Investor for the repayment of any balance in such Investor's capital account or for contributions by such Investor to the capital of the Fund or by reason of any change in the Federal, state or local income tax laws applicable to the Fund or its Investors. The rights of indemnification and exculpation provided under the LLC Agreement do not provide for indemnification of a Manager for any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Power of Attorney
-----------------

      By purchasing an Interest and by signing the LLC Agreement (which each Investor will do by virtue of signing the Investor certification form attached to the prospectus as Appendix A), each Investor will appoint the Adviser and each of the Managers his or her attorneys-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

      The power-of-attorney granted in the LLC Agreement is a special power-of-attorney coupled with an interest in favor of the Adviser and each of the Managers and as such is irrevocable and continues in effect until all of such Investor's Interest has been withdrawn pursuant to a repurchase or redemption of the Interest or a transfer to one or more transferees that have been approved by the Board for admission to the Fund as substitute Investors.

Term, Dissolution and Liquidation
---------------------------------

      The Fund will be dissolved:

            o upon the affirmative vote to dissolve the Fund by (1) the Board or (2) Investors holding at least two-thirds of the total number of votes eligible to be cast by all Investors;

            o upon the expiration of any two-year period that commences on the date on which any Investor has submitted a written notice to the Fund requesting the repurchase of its entire Interest, in accordance with the LLC Agreement, if the Fund has not repurchased the Investor's Interest;

            o upon the failure of Investors to elect successor Managers at a meeting called by the Adviser when no Manager remains to continue the business of the Fund; or

            o     as required by operation of law.

      Upon the occurrence of any event of dissolution, the Board or the Adviser, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint the Adviser to act as liquidator or the Adviser is unable to perform this function), is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the prospectus under "Capital Accounts."

      Upon the dissolution of the Fund, its assets are to be distributed (1) first, to satisfy the debts, liabilities and obligations of the Fund, other than debts to Investors, including actual or anticipated liquidation expenses, (2) next, to satisfy debts, liabilities and obligations owing to the Investors, (3) next, to the Adviser as "Special Advisory Member" to the extent of any balance in the Special Advisory Account after giving effect to any Incentive Allocation to be made as of the date of dissolution of the Fund, and (4) finally, to the Investors proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Investors in facilitating an orderly liquidation.

Voting
------

      Each Investor has the right to cast a number of votes equal to the value of the Investor's Capital Account at a meeting of Investors called by the Board or by Investors holding 25% or more of the total number of votes eligible to be cast. Investors are entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including the election of Managers, approval of the Fund's agreement with any investment adviser of the Fund, and approval of the Fund's accountants, and on certain other matters, to the extent that the 1940 Act requires a vote of Investors on any such matters. Except for the exercise of their voting privileges, Investors in their capacity as such are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund. The interest of the Special Advisory Member is non-voting.

Reports to Investors
--------------------

      The Fund will furnish to Investors as soon as practicable after the end of each taxable year such information as is necessary for such Investors to complete Federal, state and local income tax or information returns, along with any other tax information required by law. The Fund will send to Investors a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act.

Fiscal Year
-----------

      The Fund's fiscal year ends on March 31.

--------------------------------------------------------------------------------
                       FUND ADVERTISING AND SALES MATERIAL
--------------------------------------------------------------------------------

      Advertisements and sales literature relating to the Fund and reports to Investors may include quotations of investment performance. In these materials, the Fund's performance will normally be portrayed as the net return to an Investor in the Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns are reported on a net basis, after all fees and expenses and the Incentive Allocation. Other methods may also be used to portray the Fund's investment performance.

      The Fund's investment performance will vary from time to time, and past results are not necessarily representative of future results.

      Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund's investment performance to the performance of recognized market indices and indices, including, but not limited to, the Standard & Poor's Composite Index of 500 Stocks and the NASDAQ Composite Index. Comparisons may also be made to economic and financial trends and data that may be relevant for Investors to consider in determining whether to invest in the Fund.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        Report of Independent Accountants


To the Member and Board of Managers of
BACAP Alternative Multi-Strategy Fund, LLC

In our opinion, the accompanying statement of assets, liabilities and members' capital and the related statement of operations presents fairly, in all material respects, the financial position of BACAP Alternative Multi-Strategy Fund, LLC (the "Fund") at February 25, 2003 and the results of its operations for the period October 2, 2002 (date of organization) through February 25, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


February 26, 2003


/s/ PricewaterhouseCoopers LLP
-------------------------------------
    PricewaterhouseCoopers LLP
    New York, New York

                   BACAP ALTERNATIVE MULTI- STRATEGY FUND, LLC
              STATEMENT OF ASSETS, LIABILITIES AND MEMBER'S CAPITAL
                                February 25, 2003




      Assets
      Cash                                                $ 145,000
                                                          ---------
      Liabilities
      Accrued organizational expenses                        45,000
                                                          ---------


      Net Assets                                          $ 100,000
                                                          =========

      Member's Capital
      Capital contributions                               $ 145,000

      Net investment loss                                  ( 45,000)
                                                          ---------

      Total Member's capital                              $ 100,000
                                                          =========



                             STATEMENT OF OPERATIONS
 For the period October 2, 2002 (date of organization) through February 25, 2003


      Investment Income                                   $       -

      Expenses
      Organizational expenses                                45,000
                                                          ---------

      Net Investment Loss                                 ($ 45,000)
                                                          ---------



                       See notes to financial statements.

                   BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
                          NOTES TO FINANCIAL STATEMENTS



NOTE 1.  Organization

BACAP Alternative Multi-Strategy Fund, LLC (the "Fund") was organized as a Delaware limited liability company on October 2, 2002. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund has had no operations through February 25, 2003 other than those related to organizational matters and the sale and issuance of $145,000 of limited liability company interests in the Fund to Banc of America Capital Management, LLC (the "Adviser"). Pursuant to an investment advisory agreement between the Fund and the Adviser, the Adviser will be responsible for developing, implementing and supervising the Fund's investment program. The Adviser is a wholly-owned direct subsidiary of Bank of America, N.A. and a wholly-owned indirect subsidiary of Bank of America Corporation.

The Fund's investment objective is to generate consistent long-term capital appreciation with low volatility and limited risk under a wide range of market conditions. The Fund will pursue this objective by investing its assets among at least 15 private investment funds and discretionary managed accounts or special purpose vehicles (the "Sub-Advised Accounts") created for the Fund. These Sub-Advised Accounts are managed by fund managers (collectively, the "Fund Managers") who invest across a range of strategies and markets and are believed to have achieved or to have the prospect of achieving superior investment performance.

Investors  who  purchase  limited   liability  company  interests  in  the  Fund
("Interests") and are admitted to the Fund by its Board of Managers (the "Board") will become members of the Fund ("Members").

The Fund is offering $125 million in Interests through BACAP Distributors LLC (the "Distributor"), and through brokers, dealers and other financial institutions that have entered into selling agreements with the Distributor. The Adviser intends from its own resources to compensate the Distributor and brokers, dealers and other financial institutions that sell Interests to their customers. It is expected that the initial offering of Interests will close on April 1, 2003. Subsequent to the initial offering, Interests will be offered and may be purchased on the first day of each month or at such other times as may be determined by the Board.

The Fund may offer from time to time to repurchase Interests pursuant to written tenders by Members. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests from Members as of December 31, 2003 and thereafter, twice each year, in June and December. The Fund can dissolve if a Member's written request made in accordance with the Limited Liability Company Agreement to liquidate their entire interest has not been repurchased by the Fund within two years from the date of the request.

NOTE 2.  Significant Accounting Policies

The Fund's organizational expenses estimated at $45,000 have been charged to expense. Offering costs, estimated to aggregate approximately $223,000, will be charged to capital at the time of the issuance of Interests. To achieve an equitable distribution of the impact of organizational and offering costs among Members, an amount equal to those costs incurred by the Fund will be allocated among and credited to or debited against the capital accounts of all Members based on the percentage that a Member's contributed capital bears to the total capital contributed to the Fund by all Members as of the relevant allocation date. An initial allocation of those costs will be made as of the first date on which capital contributions of investors are made (the "Initial Closing Date"). These allocations will thereafter be adjusted as of each date on which additional capital is contributed to the Fund by through and including the date, which is twelve months after the Initial Closing Date.

The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

No provision for the payment of Federal, state or local income taxes has been provided. Each Member is individually required to report on its own tax return its distributive share of the Fund's taxable income or loss.

NOTE 3. Management Fee, Incentive Allocation, Administration Fees and Other Fees

The Fund will pay a monthly fee (the "Management Fee") to the Adviser for management services provided by the Adviser at the annual rate of 1.25% of the Fund's net assets determined as of the last day of each month (before reduction for any repurchases of Interests or Incentive Allocation). The Adviser is also entitled to receive a performance-based allocation of 10% of the net profits if the Investor has earned an annualized return greater than 6%, if any, that otherwise would have been credited to the capital account of each Member (the "Incentive Allocation"). The Incentive Allocation will apply only to net profits for the applicable period that exceed any balance in a "Loss Recovery Account", as described in the Fund's prospectus, established for each Member. Thus, if a net loss is allocated to a Member, the Member will not be subject to the Incentive Allocation except to the extent subsequent net profits allocated to the Member exceed the net loss.

The Distributor also serves as the Administrator of the Fund. Under the administration agreement, the Distributor is entitled to receive a monthly fee, computed at the annual rate of 0.25% of the net assets of the Fund as of the last day of the month.

SEI Trust will serve as the custodian of the Fund's assets and will provide custodial services. SEI Trust will also serve as transfer agent, dividend paying agent and registrar to the Fund.


03564.0004 #391996

                                                                         PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

1.   Financial Statements
     Part A. Financial Highlights -- Not Applicable.

     Part B. Report of Independent Auditors, Statement of Assets and Liabilities, Notes to Financial Statements - Filed herewith.

2.    Exhibits

     (a) (i) Certificate of Formation of Registrant - Incorporated by reference to Registrant's initial Registration Statement on Form N-2 filed with the Securities and Exchange Commission on November 6, 2002 (Reg. No. 333-101056).

          (ii) Form of Limited Liability Company Agreement of Registrant --Incorporated by reference to Registrant's initial Registration Statement filed with the Securities and Exchange Commission on November 6, 2002 (Reg. No. 333-101056).

         (iii) Limited Liability Company Agreement, Amended and Restated as of March 24, 2003 - Incorporated by reference to exhibit 2(a)(iii) of Pre-Effective Amendment No. 2 of Registrant's Registration Statement on Form N-2 (File Nos. 333-101056 and 811-21252) filed with the Securities and Exchange Commission on March 27, 2003.

     (b) Not applicable.

     (c) Not applicable.

     (d) Not applicable.

     (j) Not applicable

     (k) Not applicable.

     (g) Form of Investment Advisory Agreement between the Registrant and Banc of America Capital Management, Inc. -- Incorporated by reference to exhibit (g) to Pre-Effective Amendment No. 1 of Registrant's Registration Statement on Form N-2 (File Nos. 333-101056 and 811-21252) filed with the Securities and Exchange Commission on March 11, 2003.

     (h) (i) Distribution Agreement between the Registrant and BACAP Distributors, LLC - Incorporated by reference to exhibit (h)(i) to Pre-Effective Amendment No. 1 of Registrant's Registration Statement on Form N-2 (File Nos. 333-101056 and 811-21252) filed with the Securities and Exchange Commission on March 11, 2003.

          (ii) Form of Selling Agreement - Incorporated by reference to exhibit
               (h)(ii) to Pre-Effective Amendment No. 1 of Registrant's Registration Statement on Form N-2 (File Nos. 333-101056 and 811-21252) filed with the Securities and Exchange Commission on March 11, 2003.

     (i) Not applicable.

     (j) Custody Agreement -- Incorporated by reference to exhibit 2(j) of Pre-Effective Amendment No. 2 of Registrant's Registration Statement on Form N-2 (File Nos. 333-101056 and 811-21252) filed with the Securities and Exchange Commission on March 27, 2003.

     (k) (i) Administration Agreement between the Registrant and BACAP Distributors, LLC - Filed herewith.

          (ii) Sub-Administration Agreement - Incorporated by reference to exhibit 2(k)(ii) of Pre-Effective Amendment No. 2 of Registrant's Registration Statement on Form N-2 (File Nos. 333-101056 and 811-21252) filed with the Securities and Exchange Commission on March 27, 2003.

         (iii) Form of Investor Service Agreement - Incorporated by reference to exhibit (k)(ii) to Pre-Effective Amendment No. 1 of Registrant's Registration Statement on Form N-2 (File Nos. 333-101056 and 811-21252) filed with the Securities and Exchange Commission on March 11, 2003.

          (iv) Escrow Agreement - Incorporated by reference to exhibit 2(k)(iv) of Pre-Effective Amendment No. 2 of Registrant's Registration Statement on Form N-2 (File Nos. 333-101056 and 811-21252) filed with the Securities and Exchange Commission on March 27, 2003.

          (v) Expense Limitation and Reimbursement Agreement - Incorporated by reference to exhibit (k) (v) to Pre-Effective Amendment No. 1 of Registrant's Registration Statement on Form N-2 (File Nos. 333-101056 and 811-21252) filed with the Securities and Exchange Commission on March 11, 2003.

     (l)  Opinion and Consent of Seward & Kissel - Incorporated by reference to exhibit 2(l) of Pre-Effective Amendment No. 2 of Registrants Registration Statement on Form N-2 (File Nos. 333-101056 and 811-21252) filed with the Securities and Exchange Commission on March 27, 2003..

     (m)  Not applicable.

     (n)  Consent of Independent Accountants - Filed herewith.

     (o)  Not applicable.

     (p) Subscription Agreement for Initial Capital - Incorporated by reference to exhibit (p) to Pre-Effective Amendment No. 1 of Registrant's Registration Statement on Form N-2 (File Nos. 333-101056 and 811-21252) filed with the Securities and Exchange Commission on March 11, 2003.

     (q)  Not applicable.

     (r) (i) Code of Ethics for the Registrant - Incorporated by reference to exhibit (r)(i) to Pre-Effective Amendment No. 1 of Registrant's Registration Statement on Form N-2 (File Nos. 333-101056 and 811-21252) filed with the Securities and Exchange Commission on March 11, 2003.

          (ii) Code of Ethics for Adviser and Distributor - Incorporated by reference to exhibit (r)(ii) to Pre-Effective Amendment No. 1 of Registrant's Registration Statement on Form N-2 (File Nos. 333-101056 and 811-21252) filed with the Securities and Exchange Commission on March 11, 2003.

Other Exhibts

     Powers of Attorney - Incorporated by reference to Other Exhibits to Pre-Effective Amendment No. 1 of Registrant's Registration Statement on Form N-2 (File Nos. 333-101056 and 811-21252) filed with the Securities and Exchange Commission on March 11, 2003.

Item 25. Marketing Arrangements

Not applicable.

Item 26. Other Expenses of Issuance and Distribution

      Registration fees                   $[ 25,000]
      Legal fees                          $[168,000]
      NASD fees                           $[ 25,000]
      Blue Sky fees                       $[_______]
      Accounting fees                     $[ 25,000]
      Miscellaneous                       $[ 35,000]

                        Total             $[278,000]

Item 27. Persons Controlled by or Under Common Control

     Reference is made to the most recent Form 10-k filed by Bank of America Corporation as filed with the SEC on March 3, 2003, for the period ended December 31, 2002 (File No. 001-06523), and incorporated herein by reference.

Item 28. Number of Holders of Securities

     As of March 27, 2003, the number of record holders of each class of securities of Registrant, is shown below:

                  Title of Class                Number of Recordholders
                  --------------                -----------------------

            Limited Liability Company Interests        1

Item 29. Indemnification

     Reference is made in the provisions of Section 2.7of Registrant's limited liability company agreement filed as Exhibit 2(a)(ii) to the initial Registration Statement (Reg. No. 333-101056), and incorporated herein by reference.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to Managers, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Manager, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Manager, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 30. Business and Other Connections of the Adviser

     There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each executive officer and director of Banc of America Capital Management, LLC (the "Adviser") is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

     To the knowledge of Registrant, none of the managers or executive officers of the Adviser are or have been, at any time during the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that the managers and officers of the Adviser also hold various positions with, and engage in business for, various subsidiaries of Bank of America Corporation, the parent company of the Adviser.

     The Adviser provides investment advisory services to Registrant. The Adviser is a wholly-owned subsidiary of Bank of America, N.A., which in turn is a wholly-owned subsidiary of Bank of America Corporation. Information with respect to each manager and executive officer of the Adviser is incorporated by reference to Form ADV filed by the Adviser with the SEC pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act") (File no. 801-50372). The principal business address of the Adviser is 101 South Tryon Street, Charlotte, NC 28255.

Item 31. Location of Accounts and Records

     The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained principally at the offices of Bank of America, 101 South Tryon Street, Charlotte, NC 28255.

Item 32. Management Services

Not Applicable.

Item 33.  Undertakings

1. (a) Registrant undertakes to suspend offering of the shares covered hereby until it amends its Prospectus contained herein if, subsequent to the effective date of this Registration Statement, its net asset value per share declines more than 10 percent from its net asset value per share as of the effective date of this Registration Statement.
2.   Not applicable.
3.   Not applicable.
4. (a) Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration statement:
          (1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;
          (2) to reflect in the prospectus any facts or events after the effective date of this Registration Statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and
          (3) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement.
     (b) Registrant undertakes that, for the purpose of determining any liability under the Securities Act of 1933, each subsequent post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.
     (c) Registrant undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
5.   Not applicable.
6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Charlotte, in the state of North Carolina, on the 27th day of March, 2003.



                                    By: /s/ Robert H. Gordon
                                        --------------------------------
                                       Name: Robert H. Gordon
                                       Title: Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                       Title                 Date
---------                       -----                 ----


/s/ Robert H. Gordon         Chief Executive Officer  March 27, 2003
------------------------
Robert H. Gordon

/s/ Edward C. Bedard         Chief Financial Officer  March 27, 2003
------------------------
Edward C. Bedard


All of the Managers:

Robert H. Gordon
Thomas W. Brock
Andrew M. Paul
Thomas G. Yellin

By: /s/ Robert H. Gordon                              March 27, 2003
------------------------
Robert H. Gordon
Attorney-in-Fact

                                  EXHIBIT INDEX

           Exhibit                   Description of Exhibit
           -------                   ----------------------

             2(n)              Consent of Independent Accountants



03564.0004 #391998a